EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Richard L. Carrión Richard L. Carrión

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement  and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ M. Frances Keeth M. Frances Keeth

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Robert W. Lane Robert W. Lane

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Sandra O. Moose Sandra O. Moose

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Joseph Neubauer Joseph Neubauer

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Donald T. Nicolaisen Donald T. Nicolaisen

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Thomas H. O'Brien Thomas H. O'Brien

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Clarence Otis, Jr. Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Hugh B. Price Hugh B. Price

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ Ivan G. Seidenberg Ivan G. Seidenberg

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ John W. Snow John W. Snow

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, John F. Killian, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ John R. Stafford John R. Stafford

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-3 (collectively, the "Registration Statement") relating to up to 15,000,000 shares of Common Stock of the Company (together with such additional number of shares previously registered on registration statement no. 333-138705 and unissued as of the filing date of the Registration Statement) to be offered and sold from time to time under the Verizon Communications Inc. direct stock purchase and share ownership plan known as Verizon Communications Direct Invest.

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Robert J. Barish and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2009.

/s/ John F. Killian John F. Killian